UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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HearUSA, Inc.

(Name of Registrant as Specified In Its Charter)

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HearUSA, Inc.
1250 Northpoint Parkway
West Palm Beach, Florida 33407

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To be held on June 11, 2007

The Annual Meeting of Stockholders of HearUSA, Inc. (the “Company”) will be held on Monday, June 11, 2007 at 2:30 p.m. local time at the Embassy Suites PGA located at 4380 PGA Boulevard, West Palm Beach, Florida 33410, for the following purposes:

1.	To elect seven directors of the Company, each to hold office until the next Annual Meeting of Stockholders and thereafter until his successor is duly elected and qualified, or as otherwise provided by law;

2.	To consider and approve the HearUSA 2007 Incentive Compensation Plan; and

3.	To consider such other matters as may properly come before the Annual Meeting.

Only stockholders of record as shown on the books of the Company at the close of business on April 13, 2007, the record date fixed by the Board of Directors, will be entitled to vote at the meeting and any adjournments thereof. The voting rights of the stockholders are described in the accompanying proxy statement.

By order of the Board of Directors,

Denise Pottlitzer
Secretary & VP of Reporting & Compliance

April 30, 2007

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THE INTERNET. INSTRUCTIONS FOR USING THESE SERVICES ARE SET FORTH ON THE ENCLOSED PROXY CARD.

HearUSA, Inc.
1250 Northpoint Parkway
West Palm Beach, Florida 33407

PROXY STATEMENT
for
ANNUAL MEETING OF STOCKHOLDERS
To be held on June 11, 2007

This Proxy Statement with the accompanying proxy card is being mailed or given to stockholders commencing on or about April 30, 2007, in connection with the solicitation of proxies by the Board of Directors of HearUSA, Inc. (the “Company”) to be used at the 2007 Annual Meeting of Stockholders of the Company to be held at the Embassy Suites PGA, 4380 PGA Boulevard, West Palm Beach, Florida, on Monday, June 11, 2007 at 2:30 p.m. local time and any adjournments thereof.

The Company’s principal executive offices are located at 1250 Northpoint Parkway, West Palm Beach, Florida 33407.

Voting at Meeting

The record date for the Annual Meeting is April 13, 2007. Holders of shares of the Company’s common stock, par value $.10 per share (“Common Stock”), and holders of exchangeable shares (“Exchangeable Shares”) of HEARx Canada, Inc., a subsidiary of the Company, as of the close of business on the record date, are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Each holder of Common Stock is entitled to one vote for each share held on the record date, and Computershare Trust Company of Canada (the “Trustee”), the holder of the Company’s Special Voting Preferred Stock, is entitled to one vote for each Exchangeable Share outstanding as of the record date. Votes cast with respect to the Exchangeable Shares will be voted through the Special Voting Preferred Stock by the Trustee as directed by the holders of Exchangeable Shares, except votes cast with respect to Exchangeable Shares whose holders request to vote directly in person as proxy for the Trustee at the Annual Meeting.

As of the record date, there were issued and outstanding 37,124,047 shares of Common Stock, one share of the Company’s Special Voting Preferred Stock and 760,461 Exchangeable Shares (excluding Exchangeable Shares owned by the Company and its subsidiaries). Each Exchangeable Share is exchangeable at any time, at the option of the holder, for one share of the Company’s Common Stock. The holders of a majority of the shares of Common Stock and Exchangeable Shares entitled to vote as of the record date present in person or by proxy will constitute a quorum at the meeting. Under the Delaware General Corporation Law, any stockholder who submits a proxy and abstains from voting on a particular matter described herein will still be counted for purposes of determining a quorum. Broker non-votes will be treated as not represented at the meeting as to any matter for which a non-vote is indicated on the broker’s proxy.

Proxy Procedure

Stockholders of record (stockholders who hold their shares in their own name) can vote any one of three ways:

(1)	By Mail: If the enclosed proxy card is properly executed and returned prior to the meeting, the shares represented thereby will be voted in accordance with the stockholder’s directions or, if no directions are indicated, the shares will be voted in accordance with the recommendations of the Board of Directors as specified in this proxy statement. The Board of Directors does not know of any other business to be brought before the meeting, but it is intended that, as to any such other business, a vote may be cast pursuant to the proxy in accordance with the judgment of the person or persons acting thereunder.

(2)	By Telephone: Call the toll-free number on your proxy card to vote by phone. You will need to follow the instructions on your proxy card and the voice prompts.

(3)	By Internet: Go to the web site listed on your proxy card to vote through the Internet. You will need to follow the instructions on your proxy card and the web site. If you vote through the Internet, you may incur telephone and Internet access charges.

If you vote by telephone or the Internet, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your proxy card. IF YOU VOTE BY TELEPHONE OR THE INTERNET, YOU SHOULD NOT RETURN YOUR PROXY CARD.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted in accordance with your instructions. Telephone and Internet voting also will be offered to stockholders owning shares through most banks and brokers.

Any stockholder voting by written proxy by mail may revoke that proxy at any time prior to the voting thereof either by delivering written notice to the Secretary of the Company or by voting in person at the meeting. If you voted by telephone or the Internet, you may also change your vote with a timely and valid later telephone or Internet vote, as the case may be. Attendance at the meeting will not have the effect of revoking a proxy unless you give proper written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the meeting.

If you hold Exchangeable Shares and you wish to direct the Trustee to cast the votes represented by your Exchangeable Shares attached to the Special Voting Preferred Stock on your behalf, you should follow carefully the instructions provided by the Trustee, which accompany this Proxy Statement. The procedure for instructing the Trustee differs in certain respects from the procedure for delivering a proxy, including the place for depositing the instructions and the manner of revoking the proxy.

Proxy Solicitation

All costs of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of the officers and regular employees of the Company (who will receive no compensation therefore in addition to their regular salaries) to solicit proxies personally and by telephone. The Company will request banks, brokers, custodians, nominees and fiduciaries to forward copies of the proxy solicitation materials to beneficial owners and to request authority for the execution of proxies. The Company will reimburse such persons or entities for their expenses in doing so.

Proposal No. 1
ELECTION OF DIRECTORS

Seven directors of the Company are to be elected at the meeting, each to hold office until the next Annual Meeting of Stockholders and until his successor is elected and qualified, or as otherwise provided by the Company’s Amended and Restated Bylaws or by Delaware law.

The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the seven persons named below for election as directors, all of whom are presently serving as such after election by the stockholders. It is intended that the shares represented by the enclosed proxy will be voted for the election of these seven nominees (unless such authority is withheld by a stockholder). In the event that any of the nominees should become unable or unwilling to serve as a director (which is not anticipated), it is intended that the proxy will be voted for the election of such person or persons, if any, who shall be designated by the Board of Directors.

The nominees for election as directors are as follows:

	Director	Position with the
Name and Age	Since	Company

Paul A. Brown (69)	1986	Chairman of the Board
Stephen J. Hansbrough (60)	1997	Chief Executive Officer, Director
Thomas W. Archibald (68)	1993	Director
David J. McLachlan (68)	1986	Director
Joseph L. Gitterman III (71)	1997	Director
Michel Labadie (53)	2002	Director
Bruce N. Bagni (62)	2005	Director

Paul A. Brown, M.D. holds an A.B. from Harvard College and an M.D. from Tufts University School of Medicine. Dr. Brown founded HearUSA in 1986 and has served as Chairman of the Board since that time and Chief Executive Officer until July 2002. From 1970 to 1984, Dr. Brown was Chairman of the Board and Chief Executive Officer of MetPath Inc. (“MetPath”), a New Jersey-based corporation offering a full range of clinical laboratory services to physicians and hospitals, which he founded in 1967 while a resident in pathology at Columbia Presbyterian Medical Center in New York City. MetPath developed into the largest clinical laboratory in the world with over 3,000 employees and was listed on the American Stock Exchange prior to being sold to Corning in 1982 for $140 million. Dr. Brown is formerly Chairman of the Board of Overseers of Tufts University School of Medicine, an Emeritus member of the Board of Trustees of Tufts University, a past member of the Visiting Committee of Boston University School of Medicine and currently is a part-time lecturer in pathology and member of the Visiting Community at Columbia University College of Physicians and Surgeons.

Stephen J. Hansbrough, Chief Executive Officer and Director, was formerly the Senior Vice President of Dart Drug Corporation and was instrumental in starting their affiliated group of companies (Crown Books and Trak Auto). These companies along with Dart Drug Stores had over 400 retail locations, generated approximately $550 million in annual revenues and employed over 3,000 people. Mr. Hansbrough subsequently became Chairman and CEO of Dart Drug Stores with annual revenues in excess of $250 million. After leaving Dart, Mr. Hansbrough was an independent consultant specializing in turnaround and start-up operations, primarily in the retail field, until he joined HearUSA in December 1993.

Thomas W. Archibald attended the London School of Economics and received a B.A. degree in economics from Denison University and a Juris Doctor degree from the Ohio State University Law School. He retired from the Bank of New York in 1995, where he served as Executive Vice President of the Personal Trust Sector. He held that position at Irving Trust Company when it merged with The Bank of New York in 1988. Mr. Archibald is a past Director of Group Health Incorporated, the only not-for-profit health insurance carrier chartered to operate throughout New York State.

David J. McLachlan is the former Executive Vice President and Chief Financial Officer of Genzyme Corporation, a biotechnology company, from 1989 to 1999 and a senior advisor to Genzyme’s chairman and chief executive officer through June 2004. Currently he serves as a Director of Dyax Corp., a biotechnology company and Skyworks Solutions, Inc., a manufacturer of analog, mixed signal and digital semiconductors for mobile communications. He is a graduate of Harvard Business School and Harvard College.

Joseph L. Gitterman, III is the manager of the EIP Group, an investing, trading and consulting firm that he founded in 1994. Until 1994, he was a Senior Managing Director of LaBranche & Co. He was a member of the New York Stock Exchange for over thirty years and was appointed a Governor in 1986. At the New York Stock Exchange, he served on more than fourteen committees, serving as chairman of many of them. He is director of Intrepid International, Custom Data Services and the Daylight Company. He also serves on numerous not for profit boards.

Michel Labadie, B.Sc., M.Sc., MBA.  Mr. Labadie was a Director of Helix Hearing Care of America Corp before the combination with HearUSA, Inc. He currently is President and Chief Executive Officer of Les Pros de la Photo (Quebec) Inc., the largest photo finishing company in Canada, and has been since 1992. He has also spent several years working as the head of the Venture Capital, Portfolio Management and Mergers and Acquisition Departments of a major financial institution. He currently serves as a director for several public and private non-US companies.

Bruce N. Bagni, holds a Bachelor of Arts degree from the University of Southern California, a Juris Doctor degree from Indiana University (Indianapolis) and a Masters of Law degree from Columbia University. Mr. Bagni retired from Blue Cross Blue Shield of Florida at the end of 2004 where he was Senior Vice President for Public Affairs, General Counsel and Corporate Secretary. He was a member of the Office of the CEO, which developed corporate strategy and provided overall management and leadership for the enterprise. Before joining Blue Cross Blue Shield of Florida in early 1992 he was employed for six years by UNUM Life Insurance Company, a large national and international disability and life insurer, serving primarily in legal roles, including Vice President and Chief Counsel. He is currently involved in various business ventures and charitable activities.

There are no family relationships between or among any directors or executive officers of the Company.

Vote Required

The seven director nominees receiving the greatest number of votes of the Common Stock and the Special Voting Preferred Stock represented at the meeting (in person or by proxy) will be elected directors assuming a quorum is present at the meeting. All shares of Common Stock and the share of Special Voting Preferred Stock represented by valid proxies will be voted in accordance with the instructions contained therein. Shares of Common Stock represented by proxies that are marked “without authority” with respect to the election of one or more nominees for director and broker non-votes will have no effect on the outcome of the election. Votes with respect to Exchangeable Shares represented by valid voting instructions received by the Trustee will be cast by the Trustee through the Special Voting Preferred Stock in accordance with those instructions. If no instructions are received by the Trustee from a holder of Exchangeable Shares, the votes to which such holder is entitled will not be exercised.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL THE ABOVE NAMED NOMINEES AS DIRECTORS OF THE COMPANY

Board of Directors and Committees of the Board

Board of Directors

The Board of Directors has determined that the following directors, constituting a majority of the Board, are “independent” as defined by the American Stock Exchange listing standards: Messrs. Archibald, Bagni, Gitterman, Labadie and McLachlan.

The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The charters for the Audit, Compensation and Nominating and Corporate Governance Committees are posted on the Company’s web site at (select “Investors” then the desired committee charter). All committee members are appointed by the Board of Directors on the recommendation of the Nominating and Corporate Governance Committee. The membership and the function of each committee are described below.

There were six meetings of the Board of Directors during the fiscal year ended December 30, 2006. All of the directors attended at least 75% of the aggregate number of the meetings held by the Board of Directors and its respective committees on which they served during the fiscal year. Directors are encouraged, but not required to attend annual meetings of stockholders. All of the Company’s directors attended the 2006 Annual Meeting of Stockholders.

Stockholders may send communications directly to the Board of Directors by mail to the attention of Presiding Director of the Board’s non-management directors, HearUSA, Inc., 1250 Northpoint Parkway, West Palm Beach, Florida 33407, or by e-mail to PresidingDirector@hearusa.com. Currently Mr. McLachlan is serving as the Presiding Director.

Audit Committee

During 2006, the Audit Committee was comprised of Messrs. Archibald, Gitterman, Labadie, McLachlan and Bagni, all of whom are “independent” as defined by the American Stock Exchange listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Mr. McLachlan serves as Chairman of the Audit Committee. In addition, the Board of Directors has determined that each member of the Audit Committee is financially literate and Mr. McLachlan is an “audit committee financial expert” within the meaning of the rules and regulations adopted by the Securities and Exchange Commission. The Audit Committee met four times during fiscal 2006.

The principal functions of the Audit Committee are to oversee the audit of the Company’s financial statements provided to the Securities and Exchange Commission, the Company’s shareholders and the general public; the Company’s internal financial accounting processes and controls; the Company’s disclosure controls and procedures; and the independent audit process.

Compensation Committee

During 2006, the Compensation Committee was comprised of Messrs. Archibald, Gitterman, Labadie, McLachlan and Bagni, all of whom are “independent” as defined by the American Stock Exchange listing standards. The Compensation Committee, chaired by Mr. Archibald, met four times during the 2006 fiscal year. The primary function of the Compensation Committee is to assist the Board in fulfilling its oversight responsibilities relating to officer and director compensation. Its primary duties and responsibilities are the overall design, approval and implementation of the executive compensation plans, policies and programs for directors, officers and other key executives of the Company.

Nominating and Corporate Governance Committee

During 2006, the Nominating and Corporate Governance Committee was comprised of Messrs. Archibald, Gitterman, Labadie, McLachlan and Bagni, all of whom are “independent” as defined by the American Stock Exchange listing standards. The Nominating and Corporate Governance Committee, chaired by Mr. Bagni, met three times during fiscal year 2006. The principal functions of the Nominating and Corporate Governance Committee are to recommend to the Board of Directors the director nominees for the next annual meeting of stockholders, candidates to fill vacancies on the Board and directors to be appointed to Board committees. In addition, the Nominating and Governance Committee develops and recommends to the Board a set of corporate governance guidelines applicable to the Board and the Company and oversees the effectiveness of the Company’s corporate governance in accordance with these guidelines. This Committee also oversees the process of evaluations of the Board, its committees and executive management of the Company.

Director Nominating Process

The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board director nominees for the next annual meeting of shareholders and candidates to fill vacancies on the Board.

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members. The Committee may also use outside consultants to identify potential directors. Additionally, in selecting nominees for directors, the Committee will review candidates recommended by stockholders using the same general criteria as other candidates. Any stockholder wishing to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures set forth below.

Once the Nominating and Corporate Governance Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the Committee with the recommendation of the prospective candidate, as well as the Committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries of the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. The Committee then evaluates the prospective nominee against the standards and qualifications set out in the Company’s Corporate Governance Guidelines, which include among others things, considerations of judgment, specific business experience, independence (for purposes of the American Stock Exchange and SEC rules) and skills (such as understanding of technology, finance and marketing and healthcare), all in the context of an assessment of the perceived needs of the Board at the time.

Upon completion of this evaluation and interview process, the Committee makes a recommendation to the full Board as to whether the candidate should be nominated by the Board and the Board determines whether to approve the nominee after considering the recommendation and report to the Committee.

Stockholders may recommend director nominee candidates by sending the following information to Nominating Committee Chairman, HearUSA, Inc., 1250 Northpoint Parkway, West Palm Beach, Florida, 33407: stockholder’s name, number of shares owned, length of period held, and proof of ownership; name, age and address of candidate; candidate’s detailed resume; description of any arrangements or understandings between the stockholder and the candidate; and signed statement from the candidate confirming his or her willingness to serve on the Board of Directors.

If a stockholder seeks to nominate a candidate for election at the 2008 annual meeting of stockholders, the stockholder must follow the procedures described under the “Stockholder Proposals” below.

Compensation of Directors

The following table provides certain information about compensation to directors during 2006.

DIRECTOR COMPENSATION

	Fees Earned or Paid in	All Other
	Cash	Compensation	Total
Name(1)	($)	($)	($)

Thomas W. Archibald(2)	31,950	—	31,950
Bruce Bagni(3)	56,950	—	56,950
Joseph L. Gitterman III(2)	28,950	—	28,950
Michel Labadie(2)	25,850	—	25,850
David J. McLachlan(2)	32,300	—	32,300

(1)	Dr. Brown and Mr. Hansbrough are not compensated separately for their service on the Board of Directors. See Summary Compensation Table, below.

(2)	As of December 30, 2006, options outstanding were as follows: Mr. Archibald — 31,000; Mr. Gitterman — 29,500; Mr. Labadie — 25,000; and Mr. McLachlan — 31,000.

(3)	Includes $25,000 cash payment to Mr. Bagni upon his joining the Board of Directors in 2005.

The Company pays each non-employee director a meeting fee of $1,300 for each in person meeting of the Board that they attend and a fee of $650 for each telephonic Board or special committee meeting in which they participate. For each committee meeting the Company pays $650 ($325 if held by telephone). Each committee chair is paid an annual amount of $3,000 except that the Audit Committee Chairman is paid an amount of $4,000. In addition, the Company pays each non-employee director an annual retainer fee of $17,500 upon re-election to the Board. The Company reimburses directors for their out-of-pocket expenses for attendance at meetings of the Board.

Code of Ethics

The Board of Directors has adopted a Code of Ethics applicable to all the Company’s directors, officers and employees, a copy of which is available on the Company’s website at www.hearusa.com.

Audit Committee Report

We have met and held discussions with the Company’s management and with the Company’s independent registered public accountants, BDO Seidman, LLP. We have reviewed and discussed the audited consolidated financial statements of HearUSA, Inc. for the 2006 fiscal year with the Company’s management. We discussed with BDO Seidman, LLP matters required to be discussed by standards of the Public Company Accounting Oversight Board (United States) (PCAOB), including standards set forth in Statement on Auditing Standards No. 61.

BDO Seidman, LLP also provided to us the written disclosures regarding their independence required by Independence Standards Board Standard No. 1, and we discussed with BDO Seidman, LLP their independence.

Based on these reviews and discussions, we recommended to the Board of Directors that the audited consolidated financial statements for 2006 be included in HearUSA, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 30, 2006 filed with the Securities and Exchange Commission.

David J. McLachlan, Chairman
Joseph L. Gitterman, III
Thomas W. Archibald
Michel Labadie
Bruce N. Bagni

Compensation Discussion and Analysis

The Compensation Committee is comprised entirely of independent directors and has the responsibility for reviewing and approving changes to the Company’s executive compensation programs. The Compensation Committee approves all compensation payments to the Chief Executive Officer and other named executive officers.

The Compensation Committee uses salary and bonus compensation to reward current and past performance while using stock options to provide incentives for long-term performance. To establish compensation for 2006 for the Company’s executive officers, including the CEO, the Compensation Committee used subjective performance evaluations, compensation statistics of similar sized health care organizations and, with respect to executive officers other than Mr. Hansbrough, the salary recommendations of Mr. Hansbrough. The Compensation Committee will continue to review the base salaries of the named executive officers to ensure salaries continue to reflect market practices and take into account performance, experience and retention value.

Objectives and Design of the Executive Compensation Programs

HearUSA’s executive compensation program is designed to attract and retain quality executive talent and to provide meaningful incentives for such executives to enhance stockholder value. The Committee’s executive compensation philosophy is threefold: (1) all compensation should be referenced and validated based on industry surveys for the health care industry; (2) compensation grants and changes to compensation should be performance based; and (3) executive and director pay should be targeted at the mid-range of the industry surveys.

The Committee reviews the executive compensation program at least annually to ensure that its compensation goals and objectives are being met. The Committee determines the final compensation for our Chief Executive Officer and other named executive officers, although with respect to the other named executive officers, the Chief Executive Officer works closely with the Committee to make recommendations to the Committee regarding the named executive officers’ compensation. In reviewing our executive compensation program and in making compensation decisions, the Committee has utilized surveys such as those generated by Equilar, and has used “tally sheets” to ensure that the Committee has a comprehensive picture of compensation paid to our named executive officers.

Elements of Compensation

Base Salaries.  The Committee typically reviews the base salary of each executive officer on an annual basis to make adjustments based on performance of the officer and performance of the Company. In making base salary decisions, the Committee has reviewed comparable salary data from Equilar, compensation consultants. The Committee targets base salaries at the 50th percentile of those surveyed organizations.

The Committee makes a specific decision on annual adjustments to base salary with input from the Chief Executive Officer regarding the performance appraisal for each officer. For 2006, the overall compensation of each named executive officer fell within the 50% guideline. The Chief Executive Officer’s compensation is discussed more fully below under “Elements of Compensation — Employment Agreements.”

Short Term Incentive Awards (Cash Incentive Awards).  The Company believes that short-term incentives should be closely tied to the performance of the Company and the creation of shareholder value. Cash-based awards are made dependent on achievement of performance objectives which can be personal to the executive or can be Company performance objectives all of which are set by the Compensation Committee at the beginning of each year. For 2006, executives could have earned up to fifty percent of their base salary as a cash incentive award if certain Company performance objectives had been met. The Committee, at its discretion, can award a portion of this cash incentive award in the event performance targets are not achieved. No cash incentive awards were earned by executives in 2006 because the Company targets were not met.

Long Term Incentive Awards (Equity Awards).  In keeping with the Company’s performance based philosophy, the Company believes that long term incentives also should be closely tied to creation of shareholder value. The most direct way to accomplish this is through the grant of stock options. Historically, the Committee has granted options to the named executive officers. None were granted in 2006 as the Committee was evaluating its equity compensation practices. Part of that process resulted in the adoption by the Board of the 2007 HearUSA Incentive Compensation Plan, which is being considered by the shareholders for approval at this annual meeting.

In making decisions regarding annual option grants for executive officers, the Committee first reviews the comparable stock option awards from the compensation surveys discussed above. In addition, the Committee considers certain other factors such as Company performance, personal performance and level of contribution. Again, the Committee is guided by the surveys and targets option grants in the 50% percentile of those organizations included in the surveys.

To help reduce stock option expense, and add additional retention elements, the Committee is evaluating the use of performance-based restricted stock units (“RSUs”). The first step in this process was the adoption of an equity compensation plan that included possible grants of RSUs to executive officers and directors. The 2007 Plan, adopted subject to shareholder approval which the Board is seeking at this Annual Meeting, permits the grant of RSUs.

Timing Related to Grants of Options and Other Long Term Equity Incentive Awards. In the past, the Compensation Committee has made option or other equity grants to named executive officers and other employees, and expects these grants to continue in the future assuming shareholder approval of the 2007

Equity Incentive Plan, at three different times: (1) upon the hiring of the executive or employee (typically, the grant date is the employee’s start date with the Company), (2) on the date of the regularly scheduled quarterly Board of Directors meetings, and (3) on some occasions, in connection with a promotion or special recognition grant. Historically, although most of the grants are scheduled to be made on an annual basis at the Board of Directors meeting in February of each year, grants are occasionally made at other Board meetings. The regularly scheduled quarterly Board of Directors meetings are typically one or two days prior to the date of the Company’s regular quarterly earnings press release for the just completed quarters. Therefore, any grants made at such regularly scheduled meetings are made at a time just prior to the release by the Company of material non-public information (i.e., the Company’s results of operations for the just-completed quarter). The Committee believes that the timing of such grants is appropriate because making grants on an approximately regular timetable, the unpredictability of both the Company’s operating results and the trading markets’ reaction to those operating results does not factor into the Committee’s decision.

Employment Agreements.  Each of our named executive officers has an employment agreement with the Company. Each of the employment agreements provides that the executive will be entitled to receive base compensation, to be reviewed and adjusted in the discretion of the Committee (usually on an annual basis), and performance bonuses, at the discretion of the Compensation Committee, and to participate in and receive benefits under the Company’s welfare benefit and similar employee benefit plans generally made available by the Company to other key employees.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee has recommended to the full Board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the Securities and Exchange Commission.

COMPENSATION COMMITTEE:

Thomas W. Archibald, Chairman
David McLachlan
Joseph L. Gitterman, III
Michel Labadie
Bruce N. Bagni

Executive Compensation

The following table presents summary information concerning 2006 compensation awarded or paid to, or earned by, (i) the Company’s Chief Executive Officer, (ii) the Company’s Chief Financial Officer and (iii) each of the other executive officers whose salary and bonus exceeded $100,000 (the “Named Executive Officers”) for the year 2006.

SUMMARY COMPENSATION TABLE

				All Other
		Salary	Bonus	Compensation		Total
Name and Principal Positions	Year	($)	($)	($)		($)

Stephen J. Hansbrough	2006	385,000	—	—		385,000
Gino Chouinard	2006	260,000	—	24,000	(1)	284,000
Paul A. Brown	2006	240,000	—	—		240,000
Kenneth Schofield	2006	260,000	—	36,000	(1)	296,000

(1)	These cash payments were made to the named executive officers in lieu of vacation time.

Employment Agreements

The Company entered into employment agreements in 2005 with Dr. Paul A. Brown, Chairman of the Board, Stephen J. Hansbrough, President and Chief Executive Officer, Gino Chouinard, Executive Vice President and Chief Financial Officer, and Kenneth Schofield, Chief Operating Officer. The term of the agreements for each of Dr. Brown and Mr. Hansbrough is five years. The term of the agreements for each of Mr. Chouinard and Mr. Schofield is three years. Each of the employment agreements provides that the executive will be entitled to receive base compensation, to be reviewed and adjusted in the discretion of the Committee (usually on an annual basis), and performance bonuses, at the discretion of the Compensation Committee, and to participate in and receive benefits under the Company’s stock plan and welfare benefit and similar employee benefit plans generally made available by the Company to other key employees.

The agreements contemplate severance payments in the event of termination without cause, non-renewal at the end of the term or termination by the executive for good reason after a change in control. The severance payments in the case of Dr. Brown and Mr. Hansbrough are in an amount equal to three times base salary and in the case of Mr. Chouinard and Mr. Schofield in an amount equal to two times base salary. In addition, on such termination, all outstanding and unvested options would accelerate and the Company would be liable to continue to provide benefits to the executives for a period of three years for Dr. Brown and Mr. Hansbrough and for a period of two years for Messrs. Chouinard and Schofield. If such termination had occurred in 2006, cash severance payments to Dr. Brown and Messrs. Hansbrough, Chouinard and Schofield would have been $720,000, $1,155,000, $520,000 and $520,000, respectively. Unvested options totaling 100,000 shares, 200,000 shares, 212,500 shares and 212,500 shares would accelerate and vest for Dr. Brown and Messrs. Hansbrough, Chouinard and Schofield, respectively.

In the event of the executive’s death or termination because of disability, all then outstanding options and similar rights shall become fully vested and the executive or his legal representatives may exercise such rights for a one year period following the executive’s death or termination for disability.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
			Equity Incentive
			Plan
			Awards:
	Number of	Number of	Number
	Securities	Securities	of Securities
	Underlying	Underlying	Underlying
	Unexercised	Unexercised	Unexercised	Option
	Options	Options	Unearned	Exercise	Option
	(#)	(#)	Options	Price	Expiration
Name	Exercisable	Unexercisable(1)	(#)	($)	Date

Stephen J. Hansbrough	250,000	—	250,000	$0.35	3/31/2013
	200,000	200,000	400,000	$1.33	8/25/2014
Gino Chouinard	21,540	—	21,540	$2.60	12/14/2010
	53,055	—	53,055	$2.60	11/1/2009
	200,000	—	200,000	$0.35	3/31/2013
	175,000	175,000	350,000	$1.33	8/25/2014
	12,500	37,500	50,000	$1.79	5/9/2015
Paul A. Brown	200,000	—	200,000	$0.35	3/31/2013
	100,000	100,000	200,000	$1.33	8/25/2014
Kenneth Schofield	2,500	—	2,500	$7.50	5/22/2007
	2,500	—	2,500	$7.50	5/18/2008
	10,000	—	10,000	$3.88	12/13/2009
	10,000	—	10,000	$4.00	6/6/2010

	Option Awards
			Equity Incentive
			Plan
			Awards:
	Number of	Number of	Number
	Securities	Securities	of Securities
	Underlying	Underlying	Underlying
	Unexercised	Unexercised	Unexercised	Option
	Options	Options	Unearned	Exercise	Option
	(#)	(#)	Options	Price	Expiration
Name	Exercisable	Unexercisable(1)	(#)	($)	Date

	25,000	—	25,000	$1.65	5/10/2011
	35,000	—	35,000	$0.81	11/15/2011
	150,000	—	150,000	$0.35	3/31/2013
	175,000	175,000	350,000	$1.33	8/25/2014
	12,500	37,500	50,000	$1.79	5/9/2015

Equity Compensation Plans

The following table gives information about the Company’s common stock that may be issued upon exercise of options, warrants and rights under the Company’s equity compensation plans as of December 30, 2006.

	Number of Securities to	Weighted-average	Number of Securities
	be Issued Upon Exercise	Price of Outstanding	Remaining Available for
	of Outstanding Options,	Options, Warrants	Future Issuance Under
Plan Category	Warrants and Rights	and Rights	Equity Compensation Plans

Equity compensation plans approved by security holders(1)	5,198,423	$1.32	132,500
Equity compensation plans not approved by security holders	225,000	$0.87	−0−

Total	5,423,423		132,500

(1)	These plans are the Company’s 1987 Stock Option Plan (expired in 1997), 1995 Flexible Stock Plan (expired in 2005) and the 2002 Flexible Stock Plan. The 132,500 remaining securities available for future issuance under the shareholder approved plans are from the 2002 Flexible Stock Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who own beneficially more than ten percent of any class of equity security of the Company to file with the Securities and Exchange Commission initial reports of such ownership and reports of changes in such ownership. Officers, directors and such beneficial owners are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of copies of reports furnished to the Company, during the fiscal year ended December 30, 2006, all Section 16(a) filing requirements applicable to its executive officers and directors were made on a timely basis.

(1)	The vesting dates of the unexercisable options for Mr. Hansbrough are August 25, 2007 and 2008, for Mr. Chouinard the vesting dates are August 25, 2007 and 2008, and May 9, 2007 and 2008, for Mr. Brown the vesting dates are August 25, 2007 and 2008 and for Mr. Schofield the vesting dates are August 25, 2007 and 208 and May 9, 2007 and 2008.

Compensation Committee Interlocks and Insider Participation

None

Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of April 13, 2007 the names of all persons known by the Company to be beneficial owners of more than five percent of the Common Stock. As of April 13, 2007, there were 37,124,047 shares of Common Stock and 760,461 Exchangeable Shares issued and outstanding.

		Amount and Nature
Title of	Name and Address of	Of Beneficial		Percent of
Class	Beneficial Owner	Ownership		Class

Common Stock	Paul A. Brown, M.D. 1250 Northpoint Parkway West Palm Beach, Fl 33407	2,640,000	(1)	6.87%
Common Stock	Michel Labadie 90, Beaubien Street West Montreal, Quebec Canada, H2S 1V6	2,404,468	(2)	6.32%
Common Stock	Jack Silver 660 Madison Avenue New York, NY 10021	3,025,177	(3)	7.94%

(1)	Includes 300,000 shares of Common Stock subject to options and 240,000 shares of common stock subject to warrants acquired as part of private placements which are currently exercisable (or exercisable within 60 days).

(2)	Includes 1,485,540 shares of Common Stock held by Les Partenaires de Montréal, s.e.c. Michel Labadie is a director of Les Partenaires de Montréal Inc., general partner for Les Partenaires de Montréal, s.e.c. Also includes 733,928 shares plus 160,000 shares which may be acquired upon the exercise of warrants held by Gestion Fremican Inc. Michel Labadie is a shareholder and director of Gestion Fremican, Inc. Also includes 25,000 shares of Common Stock issuable to Mr. Labadie upon the exercise of options, which are currently exercisable.

(3)	Includes 1,143,700 shares of Common Stock held by Sherleigh Associates Inc. Profit Sharing Plan, a trust of which Jack Silver is a trustee, 153,000 shares of common stock held by Sherleigh Associates Inc. Defined Benefit Pension Plan, a trust of which Jack Silver is a trustee and 728,477 shares of Common Stock held by SIAR Capital LLC, an independent investment fund of which Jack Silver is the principal investor and manager. Also includes 200,000 warrants acquired as part of private placements which are currently exercisable.

Security Ownership of Management

The following table sets forth, as of April 13, 2007 the number of shares of Common Stock owned beneficially by each director, each executive officer named in the Summary Compensation Table and all directors and executive officers as a group.

	Amount and Nature of		Percent of
Name	Beneficial Ownership		Class (*)

Paul A. Brown, M.D.	2,640,000	(1)	6.87%
Stephen J. Hansbrough	553,000	(2)	1.44%
Gino Chouinard	478,486	(3)	1.24%
Kenneth Schofield	435,000	(4)	1.14%
David J. McLachlan	195,045	(5)	*
Thomas W. Archibald	235,600	(6)	*
Joseph L. Gitterman III	334,764	(7)	*
Michel Labadie	2,404,468	(8)	6.32%
Bruce Bagni	—		*
All directors and executive officers as a group (9 persons)	7,276,363	(9)	18.09%

*	Less than one percent of class calculated as a percentage of issued and outstanding Common Stock and Exchangeable Shares as of April 13, 2007.

(1)	Includes 300,000 shares of Common Stock subject to options and 240,000 shares of Common Stock subject to warrants acquired as part of private placements, which are currently exercisable (or exercisable within 60 days).

(2)	Includes 450,000 employee stock options which are currently exercisable (or exercisable within 60 days).

(3)	Includes 474,595 employee stock options which are currently exercisable (or exercisable within 60 days).

(4)	Includes 435,000 employee stock options which are currently exercisable (or exercisable within 60 days).

(5)	Includes 31,000 shares of Common Stock issuable upon the exercise of non-qualified options, all of which are currently exercisable.

(6)	Includes 31,000 shares of Common Stock issuable upon the exercise of non-qualified options, all of which are currently exercisable.

(7)	Includes 29,500 shares of Common Stock issuable upon the exercise of non-qualified options, all of which are currently exercisable.

(8)	Includes 1,485,540 shares of Common Stock held by Les Partenaires de Montréal, s.e.c. Michel Labadie is a director of Les Partenaires de Montréal Inc., general partner for Les Partenaires de Montréal, s.e.c. Also includes 733,928 shares plus 160,000 shares of which may be acquired on the exercise of warrants held by Gestion Fremican Inc. Michel Labadie is a shareholder and director of Gestion Fremican, Inc. Also includes 25,000 shares of Common Stock issuable to Mr. Labadie upon the exercise of options which are currently exercisable.

(9)	Includes 2,336,095 shares of Common Stock issuable upon the exercise of options and warrants, which are currently exercisable (or exercisable within 60 days).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee charter requires that the Audit Committee review and approve all transactions between the Company and any related parties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM SERVICES AND FEES

The Board of Directors has reappointed BDO Seidman, LLP as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year 2007. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting of Stockholders and will be allowed to make a statement if they wish. Additionally, they will be available to respond to appropriate questions from stockholders during the meeting.

Aggregate fees for professional services rendered for the Company by BDO Seidman, LLP for the years ended December 30, 2006 and December 31, 2005, were as follows:

	2006	2005

Audit fees	$443,860	$324,000
Audit related fees	19,550	50,800
Tax fees	58,700	60,550
All other fees	0	—

Total	$522,110	$435,350

Audit fees consisted principally of professional services rendered by BDO Seidman, LLP for the audit of our annual financial statements for the fiscal year ended December 30, 2006 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year.

Audit-related fees consisted principally of professional services rendered for the audits of the Company’s employee benefit plans and various accounting consultations.

Tax fees consisted of services rendered in connection with the preparation and review of federal, state, local, franchise and other tax returns and consultations as to the tax treatment of transactions or events and the actual and/or potential impact of final or proposed tax laws, rules, regulations or interpretations by tax authorities.

The Company’s Audit Committee has considered whether the non-audit services provided by the Company’s auditors in connection with the year ended December 30, 2006 were compatible with the auditor’s independence.

The Company has adopted a pre-approval policy requiring that the Audit Committee pre-approve all audit and non-audit services performed by the Company’s independent auditors. Under the policy, some services may be pre-approved without consideration of specific case-by-case services, while others require the specific pre-approval of the Audit Committee. Annual audit services are subject to the specific pre-approval of the Audit Committee.

Proposal No. 2

APPROVAL OF THE HEARUSA, INC.
2007 INCENTIVE COMPENSATION PLAN

Overview

On April 27, 2007, acting on the recommendation of the Compensation Committee of the Board of Directors, our Board adopted the HearUSA 2007 Incentive Compensation Plan (the “2007 Plan”), subject to stockholder approval. The 2007 Plan provides for the grant of stock options, stock appreciation rights, restricted stock and restricted stock units to Directors, officers and employees. There are approximately

500 employees and five non-employee directors who are eligible to participate in the 2007 Plan. The Company’s Chief Executive Officer, Chief Financial Officer and the other named executive officers are eligible participants. A total of 2,500,000 shares of Common Stock will be available for issuance under the 2007 Plan. On April 26, 2007, the closing price of the Common Stock as reported on the American Stock Exchange was $1.88.

The Plan will become effective only if approved by the Company’s stockholders at the Annual Meeting. The 2007 Plan is being submitted to the stockholders for approval consistent with the requirements of the American Stock Exchange. Stockholder approval also will allow for performance-based cash and equity compensation that is paid under the Plan to be deductible by the Company for federal income tax purposes under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) generally places a $1 million annual limit on the amount of compensation paid to each of the Company’s named executive officers that may be deducted by the Company for federal income tax purposes, unless such compensation constitutes “qualified performance-based compensation,” which is based on the achievement of pre-established performance goals set by a committee of the Board pursuant to an incentive plan that has been approved by the Company’s stockholders. Stockholder approval of the performance measures set out in the 2007 Plan will constitute stockholder approval of the performance criteria for purposes of Section 162(m). The Board believes it is in the best interest of the Company and its stockholders to approve the 2007 Plan.

Summary of the HearUSA, Inc. 2007 Incentive Compensation Plan

The purpose of the 2007 Plan is to assist the Company in attracting and retaining selected individuals to serve as Directors, officers and employees of the Company or any of its subsidiaries or affiliates. The 2007 Plan is intended to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who will contribute to the success of the Company and to encourage those individuals to remain as Directors, officers and/or employees of the Company and its subsidiaries by increasing their proprietary interest in the Company.

Key employees and Directors of the Company or any of its subsidiaries or affiliates will be eligible to participate in the 2007 Plan at the discretion of the Compensation Committee. Each award will be evidenced by an agreement or certificate setting forth the terms and conditions of the award, including the term of the award, which will not be greater than ten years.

The Compensation Committee will administer the 2007 Plan and grant awards under the 2007 Plan. Unless otherwise determined by the Board, each member of the Compensation Committee will be a “Non-Employee Director” as defined for purposes of Section 16 of the Securities Exchange Act of 1934 and an “Outside Director” as defined for purposes of 162(m) of the Code. The Compensation Committee will have the power to interpret the 2007 Plan, to determine the terms of the agreements or certificates, and to make all other determinations necessary or advisable for the administration of the 2007 Plan, consistent with its terms. Any award granted to a member of the Committee must be on terms consistent with awards made to other non-employee Directors who are not members of the Committee, except where the award is approved or ratified by the full Board (excluding persons who are also members of the Committee).

A total of 2,500,000 shares of Common Stock will be available for issuance under the Plan. Any shares subject to an award under the 2007 Plan which are forfeited or otherwise surrendered without receiving any payment or other benefit may be used again for an award under the 2007 Plan.

Types of Awards

General.  The 2007 Plan contemplates the grant of stock options, stock appreciation rights, restricted stock and restricted stock units.

Options.  Options may be either incentive stock options or non-qualified stock options. The exercise price of an option may not be less than 100% of the closing price of the Common Stock on the grant date. Options, once issued, may not be repriced to a lower exercise price without first obtaining the approval of the stockholders. The purchase price is payable in full at the time of exercise. The purchase price may be paid in cash or, if the Compensation Committee so permits, through delivery or tender to the Company of shares held, either actually or by attestation, by the participant, or, if the Compensation Committee so permits, a combination thereof, unless otherwise provided in the agreement or certificate. No shares may be tendered in exercise of an incentive stock option if such shares were acquired by the optionee through the exercise of an incentive stock option unless (i) such shares have been held by the optionee for at least one year and (ii) at least two years have elapsed since the grant date. The Compensation Committee, in its discretion, may establish rules and procedures for the methods and forms of payment of the purchase price upon option exercise.

If, when an incentive stock option is granted, the participant possesses more that 10% of the total voting power of all of the stock of the Company and its subsidiaries, the option price for such incentive stock option must be at least 110% of the fair market value of the shares subject to the option on the grant date, and such option will expire five years after the grant date.

Stock Appreciation Rights.  Stock appreciation rights entitle a participant, subject to the terms and conditions determined by the Compensation Committee, to all or a portion of the excess of the fair market value of a specified number of shares on the exercise date over a specified price, which may not be less than 100% of the fair market value of the shares on the grant date. A stock appreciation right may be granted in connection with a contemporaneously granted option, or independent of any option. If issued in connection with an option, its exercise cancels the connected option and exercise of the connected option cancels the stock appreciation right. Each stock appreciation right may be exercisable in whole or in part according to the agreement or certificate. Except as otherwise provided in the agreement or certificate, upon exercise of a stock appreciation right, the participant will receive cash, stock or a combination of cash and stock (as chosen by the participant if not otherwise specified in the award) as promptly as practicable after such exercise. The agreement or certificate may limit the amount or percentage of the total appreciation on which payment may be made in the event of the exercise of a stock appreciation right.

Restricted Stock and Restricted Stock Units.  Restricted stock may be granted in the form of shares registered in the name of the Company as nominee for the participant and held by the Company until the restrictions have lapsed. Restricted stock may, in the discretion of the Compensation Committee, provide dividends and voting rights prior to vesting. Restricted stock units represent the right to receive cash or shares, at the discretion of the Committee, for the restricted stock units at the end of a specified restricted period. The vesting of restricted stock units may be performance based or time based (or both) and will be set forth in a written agreement containing all of the terms of the grant. The Compensation Committee in its discretion may establish any employment conditions, performance conditions (as described below), or restrictions on transferability with respect to restricted stock and restricted stock unit grants. The term of any award or performance period may not exceed ten years.

Performance Targets and Conditions.  Any performance targets related to other performance-based awards, and any performance conditions related to the lapse of restrictions on restricted stock awards or restricted stock units, will be determined by the Compensation Committee. To the extent that any award is intended to qualify as performance-based compensation under Section 162(m) of the Code, it must have performance targets that consist of one or any combination of two or more of the following: net earnings or net income (before or after taxes); funds from operations; earnings per share; net sales growth; net operating profit; return measures (including return on assets, capital, invested capital, equity or sales); cash flow (including operating cash flow, free cash flow, and cash flow return on capital); earnings before or after taxes, interest, depreciation and/or amortization; gross or operating margins; productivity ratios; and share price (including growth measures and total shareholder return).

Termination of Employment

Except as otherwise determined by the Compensation Committee, or as otherwise provided in the award agreement or certificate (which may, without limitation, provide for an extension of the exercisability of options and stock appreciation rights, but in no event after expiration of their stated terms), the following will take place in the event of termination of employment or separation of service (in the case of a director) by a participant:

In the case of options granted under the Plan not previously exercised or expired, the options will be deemed canceled and terminated on the day of such termination or separation unless the Committee decides to extend the term of the option for a period not to exceed three months after the date of such termination or separation. In the case of the separation from service of a non-employee director by reason of death, disability or under conditions satisfactory to both the director and the Company, any nonqualified stock option held by such director not previously exercised or expired shall be exercisable for up to five years after the date of separation. In the case of the death of an optionee (who is not a non-employee director), outstanding options held by that optionee, to the extent exercisable on the date of death, may be exercised by the estate of the optionee (or another permitted holder) within one year after the death of the optionee. In the case of termination by reason of the disability of an optionee, the optionee (or his guardian or legal representative) may exercise any outstanding options which the optionee could have exercised as of the first date of the disability, at any time within one year after such termination.

In the case of stock appreciation rights which are related to options, the stock appreciation rights may be exercised only to the extent that the options to which they relate may be exercised in the event of termination of employment or separation of service.

Restricted stock awards shall be forfeited and returned to the Company and all rights of the participant with respect to such restricted shares will terminate when the participant terminates employment. The Compensation Committee may, in its sole discretion, waive the forfeiture period and other conditions set forth in a restricted stock award under appropriate circumstances, which could include the death, disability or retirement of a participant, and subject to such terms as the Committee deems appropriate.

With respect to restricted stock units, except to the extent the Committee specifies otherwise, any restricted stock unit which is not earned and vested by the end of the restricted period shall be forfeited. If the participant’s date of termination, or separation of service in the case of a director, occurs prior to the end of the restricted period, the Committee, in its sole discretion, may determine that the participant will be entitled to settlement of all or some portion of the restricted stock units and may accelerate the determination of the value and settlement of the units or make such other adjustments as the Committee deems desirable.

Change of Control

The Compensation Committee is authorized to make provisions in the various awards pertaining to a change of control of the company and to amend or modify existing awards upon such a change. The 2007 Plan generally defines a “change of control” as (a) a change in the composition of a majority of the Board of Directors over a 12 month period without the approval of the incumbent directors (as defined), (b) an acquisition of more than 35% of the Company’s Common Stock or voting power by one person or a group, or (c) the sale or disposition to any one person or group assets of the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company; provided, however, that in no event will a transaction constitute a change of control unless it also constitutes a change of control event contemplated under the regulations under Section 409A of the Code (discussed below).

Miscellaneous Provisions

In the event of a dividend or similar distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up spin-off, combination, repurchase or exchange of shares of Common Stock or similar transaction, the Committee may make adjustments to the number and type of shares that thereafter may be made the subject of awards under the Plan, the number and type of shares subject to outstanding awards and the grant or exercise price with respect to any outstanding award. If appropriate, the Committee may make provision for a cash payment to the holder of any outstanding award in such circumstances. In no event may the Committee make adjustments that would cause an award to violate the provisions of Section 409A of the Code (unless agreed to by the holder of such award).

The 2007 Plan will remain in effect until its termination or the later of the distribution of shares subject to outstanding awards on the date of the Plan’s termination or expiration of such awards. The Company may withhold from any payment under the 2007 Plan any required withholding taxes. The Board of Directors may amend, modify, terminate, or suspend the 2007 Plan, and the Compensation Committee may amend any agreement or certificate, provided, in each instance, that any necessary approval of the stockholders is obtained and no participant’s rights are adversely affected unless otherwise permitted by an agreement or a certificate or the law. The 2007 Plan will be unfunded and will not require the segregation of any assets.

Federal Income Tax Consequences

The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the Plan. This summary is based upon the provisions of the Code, and regulations promulgated thereunder, as in effect on the date of this proxy statement. Changes in the law may modify this discussion, and in some cases the changes may be retroactive. Further, this summary is not intended to be a complete discussion of all the federal income tax consequences associated with the 2007 Plan. Accordingly, for precise advice as to any specific transaction or set of circumstances, participants should consult with their own tax and legal advisors. Participants should also consult with their own tax and legal advisors regarding the application of any state, local and foreign taxes and any federal gift, estate and inheritance taxes.

Stock Options.  In general, the grant of a stock option will not be a taxable event to a recipient and it will not result in a deduction to the Company. The tax consequences associated with the exercise of a stock option, and the subsequent disposition of our common stock acquired on exercise of such an option, depend in part on whether the option is an incentive stock option or a nonstatutory stock option.

Upon the exercise of a nonstatutory stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of our common stock received upon exercise over the exercise price. We will be able to claim a deduction in an equivalent amount, provided federal income tax withholding requirements are satisfied and we are not otherwise precluded from taking a deduction because of the Section 162(m) deduction limitations described below. The ordinary income the participant recognizes will be subject to applicable tax withholding. Any gain or loss upon a subsequent sale or exchange of our common stock will be capital gain or loss, long-term or short-term, depending on the holding period for the common stock.

Generally, a participant will not recognize ordinary income at the time of exercise of an incentive stock option and no deduction will be available to us, provided the option is exercised while the participant is an employee or, in certain circumstances, for a limited period of time thereafter. However, the difference between the option price and the fair market value of the stock on the date of exercise is treated as an item of adjustment for purposes of the alternative minimum tax. The Code imposes an alternative minimum tax on a taxpayer whose alternative minimum taxable income, as defined in Section 55(b)(2) of the Code, exceeds the taxpayer’s adjusted gross income. If the sale of shares acquired under an incentive stock option does not occur within two years after the date of grant and within one year after the date of exercise, any gain or loss realized will be treated as a long-term capital gain or loss.

If a disposition of shares acquired under an incentive stock option occurs prior to the expiration of these one-year or two-year holding periods, the participant recognizes ordinary income at the time of disposition, and we will be entitled to a deduction, in an amount equal to the excess of the fair market value of the common stock at the date of exercise (or the fair market value of the common stock on the disposition date, if lower) over the exercise price. In addition, the participant must recognize as short-term or long-term capital gain, depending on whether the holding period for the shares exceeds one year, any amount that the holder realizes upon disposition of those shares which exceeds the fair market value of those shares on the date the participant exercised the option. The participant will recognize a short-term or long-term capital loss, depending on whether the holding period for the shares exceeds one year, to the extent the basis in the shares exceeds the amount realized upon disposition of those shares.

Stock Appreciation Rights.  Generally, a participant will not recognize taxable income upon the grant of a stock appreciation right. When a participant receives payment with respect to a stock appreciation right granted under the 2007 Plan, the amount of cash and the fair market value of our common stock received will be ordinary compensation income to such participant and we will be entitled to a corresponding deduction, subject to the Section 162(m) deduction limitations described below. The ordinary income the participant recognizes will be subject to applicable tax withholding. Upon selling any common stock received by a participant in payment of an amount due under a stock appreciation right, the participant generally will recognize a capital gain or loss in an amount equal to the difference between the sale price of the stock and the participant’s tax basis in the stock.

Restricted Stock.  A participant who receives shares of restricted stock generally will recognize ordinary compensation income at the time the forfeiture or transferability restrictions lapse, based on the fair market value of the common stock at that time. The amount recognized will be equal to the difference between the fair market value of the shares at such time and the original purchase price paid for the shares, if any. Subject to the Section 162(m) deduction limitations described below, this amount is deductible for federal income tax purposes by us. The ordinary income recognized by a participant with respect to restricted stock will be subject to applicable tax withholding. Dividends paid with respect to common stock that is subject to forfeiture and nontransferable will be ordinary compensation income to the participant and generally deductible by us.

Alternatively, a participant may elect, pursuant to Section 83(b) of the Code, immediate recognition of income at the time of receipt of restricted stock. If the election is made within 30 days of the date of grant, the participant will recognize the difference between the fair market value of the restricted stock at the time of grant and the purchase price paid for the restricted stock, if any, as income, and we will be entitled to a corresponding deduction. Any change in the value of the shares after the date of grant will be taxed as a capital gain or loss only if and when the shares are disposed of by the participant. Dividends paid with respect to these shares will not be deductible by us.

A Section 83(b) election is irrevocable. If this tax treatment is elected, and the restricted stock is subsequently forfeited, the participant will not be entitled to any offsetting tax deduction.

Section 409A.  Section 409A of the Code provides substantial penalties to persons deferring taxable income, unless the requirements of Section 409A have been satisfied. Certain awards provided under the Plan could be viewed as deferring income for participants and may, therefore, be subject to Section 409A. While it is the current intent to prevent awards made under the Plan from failing to satisfy the requirements of Section 409A, there can be no assurance that awards made under the Plan which are subject to Section 409A will satisfy the requirements of Section 409A.

In the event that an award made under the Plan is subject to Section 409A, but does not satisfy the requirements of Section 409A, then the affected participant will incur an additional 20% tax on amounts deferred, as well as full inclusion in income for tax purposes of amounts deferred and interest on such amounts from the date when such amounts became vested.

Sections 280G and 4999.  In the event that certain compensation payments or other benefits received by “disqualified individuals” (as defined in Section 280G of the Code) under the Plan may cause or result in “excess parachute payments” (as defined in Section 280G of the Code) then, pursuant to Section 280G of the Code, any amount that constitutes an excess parachute payment is not deductible by the Company. In addition, Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such excess parachute payment received by such a disqualified individual, and any such excess parachute payments will not be deductible by the Company.

Vote Required

Approval of the HearUSA 2007 Incentive Compensation Plan requires the affirmative vote of a majority of the votes of the Common Stock and the Special Voting Preferred Stock represented at the meeting (in person or by proxy), assuming a quorum is present at the meeting. All shares of Common Stock and the share of Special Voting Preferred Stock represented by valid proxies will be voted in accordance with the instructions contained therein. Broker non-votes will effectively be votes “against” approval of the Plan. Votes with respect to Exchangeable Shares represented by valid voting instructions received by the Trustee will be cast by the Trustee through the Special Voting Preferred Stock in accordance with those instructions. If no instructions are received by the Trustee from a holder of Exchangeable Shares, the votes to which such holder is entitled will not be exercised.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE HEARUSA 2007 INCENTIVE COMPENSATION PLAN

STOCKHOLDER PROPOSALS

Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and intended to be presented at the 2008 annual meeting of stockholders must be received by us no later than January 2, 2008 for inclusion, if appropriate, in the Company’s proxy statement and form of proxy for that meeting.

In order for a stockholder to nominate a candidate for election as a director at the 2008 annual meeting of stockholders, a stockholder must provide timely notice of the nomination. Such notice must be given not less than 90 nor more than 120 days prior to the anniversary of the 2007 annual meeting of stockholders. The stockholder must include information about the nominee, such as his or her name, address and occupation, all as provided by the Company’s Amended and Restated Bylaws.

In order for a stockholder to bring any other business before the 2008 annual meeting of stockholders, the stockholder must provide advance notice as provided in the Amended and Restated Bylaws in respect of such proposal. The notice must be given not less than 90 nor more than 120 days prior to the anniversary date of the 2007 annual meeting of stockholders. These time limits apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority by the Company’s designated proxies. The notice must contain specific information as prescribed by the Company’s Amended and Restated Bylaws. These requirements are separate from and in addition to those requirements imposed by the federal securities laws concerning inclusion of a stockholder proposal in the proxy statement and form of proxy for the meeting.

In each case, the notice must be given to the Company’s Secretary at the Company’s principal offices, 1250 Northpoint Parkway, West Palm Beach, Florida 33407. Any stockholder desiring a copy of the Company’s Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws will be furnished a copy without charge upon written request to the Company’s Secretary.

OTHER MATTERS

As of the date hereof, the Board of Directors knows of no other matters which are likely to be presented for consideration at the meeting. In the event any other matters properly come before the meeting, however, it is the intention of the persons named in the enclosed proxy to vote said proxy in accordance with their best judgment.

HOUSEHOLDING OF PROXIES

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker or the Company that your broker or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. You may request to receive at any time a separate copy of our annual report or proxy statement, by sending a written request to HearUSA, Inc. 1250 Northpoint Parkway, West Palm Beach, Florida 33407, Attn: Corporate Secretary, or by telephoning 561-478-8770.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement in the future, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to HearUSA, Inc. 1250 Northpoint Parkway, West Palm Beach, Florida 33407, Attn: Corporate Secretary, or by telephoning 561-478-8770.

If, at any time, you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of the Company’s annual report and/or proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to HearUSA, Inc. 1250 Northpoint Parkway, West Palm Beach, Florida 33407, Attn: Corporate Secretary, or by telephoning 561-478-8770.

April 30, 2007

HEARUSA, INC.
2007 INCENTIVE COMPENSATION PLAN
RECITALS
          WHEREAS, HearUSA, Inc. desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as Directors, officers and/or employees of the Company and its subsidiaries by increasing their proprietary interest in the Company’s growth and success:
          NOW, THEREFORE, the Company hereby adopts this HearUSA, Inc 2007 Incentive Compensation Plan to read as follows:
ARTICLE 1
PURPOSE OF THE PLAN
     1.1. Purpose. The purpose of the Plan is to assist the Company in attracting and retaining selected individuals to serve as Directors, officers and employees of the Company or any of its subsidiaries or affiliates who will contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all shareholders of the Company through the additional incentive inherent in the ownership of the Company’s common stock.
ARTICLE 2
DEFINITIONS
     The following terms shall have the meanings indicated.
     2.1. “Award” means Options, Stock Appreciation Rights, Restricted Stock Awards and Restricted Stock Units.
     2.2.. “Board” means the board of directors of the Company.
     2.3. “Cause” means conviction of a felony involving moral turpitude or the failure to satisfactorily perform assigned duties after notice to cure has been given.
     2.4 “Change of Control” means a “Change in the Ownership of the Company”, a “Change in Effective Control of the Company”, or a “Change in the Ownership of a Substantial Portion of the Assets of the Company”, all as defined below. To qualify as a “Change in Control”, the occurrence of the event must be objectively determinable and any requirement that any other person, such as a plan administrator or board of directors compensation committee, certify the occurrence of a Change in Control must be strictly ministerial and not involve any discretionary authority.

A “Change in the Ownership of the Company” occurs on the date that any one person, or more than one person acting as a group acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company. However, if any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a “Change in the Ownership of the Company”. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this section. This definition applies only when there is a transfer of stock of the Company (or issuance of stock of the Company) and stock in the Company remains outstanding after the transaction. Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.
A “Change in the Effective Control of the Company” occurs only on the date that either—
(1) Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 35 percent or more of the total voting power of the stock of the Company; or
(2) A majority of members of the Company’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors prior to the date of the appointment or election.
Persons will not be considered to be acting as a group solely because they purchase or own stock of the same corporation at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only with respect to the ownership in that

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corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.
A “Change in the Ownership of a Substantial Portion of the Assets of the Company” occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. Persons will not be considered to be acting as a group solely because they purchase assets of the same corporation at the same time. However, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the corporation. If a person, including an entity shareholder, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of assets, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only to the extent of the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation.
     2.5. “Closing Price” means the closing price per Share on the American Stock Exchange or other exchange on which Shares are traded.
     2.6. “Code” means the Internal Revenue Code of 1986, as amended.
     2.7. “Committee” means the compensation committee of the Board.
     2.8. “Company” means HearUSA, Inc., a Delaware corporation.
     2.9. “Director” means a member of the Board.
     2.10. “Disability” means total and permanent disability within the meaning of Section 22(e)(3) of the Code, which, as of the date hereof, means being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of no less than 12 months.
     2.11. “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     2.12. “Grant Limitation” means the maximum number of Shares with respect to which Awards may be granted to any Participant during any calendar year as set forth in Section 3.4.
     2.13. “Holder” means the holder of a Stock Appreciation Right.

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     2.14. “Incentive Stock Option” means an Option which qualifies as an incentive stock option under Section 422 of the Code.
     2.15. “Issue” means all descendants, whether natural or adopted, of a Holder, an Optionee or a Permitted Transferee.
     2.16. “Non Employee Director” means a non-employee director within the meaning of Rule 16b-3 promulgated under the Exchange Act.
     2.17. “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.
     2.18. “Option” means an Incentive Stock Option and a Nonqualified Stock Option granted pursuant to Article 5.
     2.19. “Optionee” means the recipient of an Option.
     2.20. “Outside Director” means an outside director within the meaning of Section 162(m) of the Code.
     2.21. “Participant” means a person who has received an Award or to whom an Award has been transferred.
     2.22. “Permitted Assignee” means (i) the spouse, parent, issue, spouse of issue, or issue of spouse, of a Holder or an Optionee, (ii) a trust for the benefit of one or more persons described in clause (i) or for the benefit of a Holder or Optionee, as the case may be, or (iii) an entity in which a Holder, Optionee or a person described in clauses (i) or (ii) is a beneficial owner.
     2.23. “Plan” means this HearUSA, Inc. 2007 Incentive Compensation Plan.
     2.24. “Restricted Shares” means restricted Shares issued pursuant to Article 7.
     2.25. “Restricted Stock Agreement” means a restricted stock agreement granted pursuant to Article 7.
     2.26. “Restricted Stock Award” means a restricted stock award granted pursuant to Article 7.
     2.27. “Restricted Stock Unit” means a restricted stock unit granted pursuant to Article 8.
     2.28. “Restricted Stock Unit Agreement” means a restricted stock unit agreement described in Article 8.

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     2.29. “Share” means a share of common stock of the Company.
     2.30. “Share Limitation” means the aggregate number of Shares authorized for Awards as described in Section 3.1.
     2.31. “Stock Appreciation Right” means a stock appreciation right granted pursuant to Article 6.
     2.32. “Stock Option Agreement” means a stock option agreement described in Article 5.
     2.33. “Tax Election” means a written election of a Holder or an Optionee, or a Permitted Assignee, to have Shares withheld to satisfy withholding taxes as described in Section 10.1.
ARTICLE 3
SHARES SUBJECT TO AWARDS
     3.1 Number of Shares. Subject to the adjustment provisions of Section 9.9, the Share Limitation shall be 2,500,000 Shares. No Options to purchase fractional Shares shall be granted or issued under the Plan. For purposes of this Section 3.1, the Shares that shall be counted toward the Share Limitation shall include all Shares:
          (1) issued or issuable pursuant to Options that have been or may be exercised;
          (2) issued or issuable pursuant to Stock Appreciation Rights;
          (3) issued as, or subject to issuance as Restricted Stock Awards; and
          (4) issued as, or subject to issuance as Restricted Stock Units.
     3.2 Shares Subject to Terminated Awards. The Shares covered by any unexercised portions of terminated Options granted under Article 5, Shares forfeited as provided in Section 7.2(a) and Shares subject to any Awards which are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the Plan. Shares subject to Options, or portions thereof, which have been surrendered in connection with the exercise of share appreciation rights shall not again be available for the grant of Awards under the Plan.
     3.3 Character of Shares. Shares delivered under the Plan may be authorized and unissued Shares, treasury Shares acquired by the Company, or both.

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     3.4 Limitations on Grants to Individual Participant. Subject to the adjustment provisions of Section 9.9 the Grant Limitation shall be 250,000 Shares. If an Award is canceled, the Shares with respect to such canceled Award shall continue to be counted toward the Grant Limitation for the year granted.
ARTICLE 4
ELIGIBILITY AND ADMINISTRATION
     4.1 Awards to Employees and Directors. (a) Participants who are eligible to receive Awards shall consist of such key employees and Directors of the Company or any of its subsidiaries or affiliates as the Committee shall select from time to time. The Committee’s designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan shall not require the Committee to include such Participant under other portions of the Plan.
          (b) No Option which is intended to qualify as an Incentive Stock Option may be granted to any employee who, at the time of such grant, owns, directly or indirectly (within the meaning of sections 422(b)(6) and 424(d) of the Code), shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any of its subsidiaries or affiliates, unless at the time of such grant, (i) the option price is fixed at not less than 110% of the Closing Price (as defined below) of the Shares subject to such Option, determined on the date of the grant, and (ii) the exercise of such Option is prohibited by its terms after the expiration of five (5) years from the date such Option is granted. Incentive Stock Options may only be granted to employees of the Company or its subsidiaries.
     4.2 Administration. (a) The Plan shall be administered by the Committee. Unless otherwise determined by the Board, each member of the Committee shall be a Non-Employee Director and an Outside Director. In no event shall the Committee consist of fewer than two Directors. The Directors may remove from, add members to, or fill vacancies in the Committee.
          Any Award to a member of the Committee shall be on terms consistent with Awards made to other non-employee Directors who are not members of the Committee, except where the Award is approved or ratified by the Board (excluding persons who are also members of the Committee).
          (b) The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee shall be taken by majority vote of its members. The Committee is also authorized, subject to the provisions of the Plan, to make provisions in various Awards pertaining to a Change of Control of the Company and to amend or modify existing Awards; provided, however, that the Committee may not, without first obtaining the approval of the shareholders of the Company, reprice any outstanding Option then exercisable for a price above the then current market price of the Shares to provide for a lower exercise price.

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          (c) Subject to the provisions of the Plan, the Committee shall have authority, in its sole discretion, to interpret the provisions of the Plan and, subject to the requirements of applicable law, including Rule 16b-3 of the Exchange Act, to prescribe, amend, and rescind rules and regulations relating to it as it may deem necessary or advisable. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its shareholders, Directors and employees, and Plan participants.
ARTICLE 5
OPTIONS
     5.1 Grant of Options. The Committee shall determine, within the limitations of the Plan, the Directors and employees of the Company and its subsidiaries and affiliates to whom Options are to be granted under the Plan, the number of Shares that may be purchased under each such Option and the option price, and shall designate such Options at the time of the grant as either Incentive Stock Options or Nonqualified Stock Options. An Option is the right to purchase Shares at a specified price.
          All Options granted pursuant to this Article 5 shall be authorized by the Committee and shall be evidenced in writing by Stock Option Agreements in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan, and, with respect to any Stock Option Agreement granting Options which are intended to qualify as Incentive Stock Options, are not inconsistent with Section 422 of the Code. Granting of an Option pursuant to the Plan shall impose no obligation on the Optionee to exercise such option. Any individual who is granted an Option pursuant to this Article 5 may hold more than one Option at the same time and may hold both Incentive Stock Options and Nonqualified Stock Options at the same time. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions, the time or manner of its exercise or otherwise) such Option or the portion thereof which does not so qualify shall constitute a separate Nonqualified Stock Option.
     5.2 Option Price. Subject to Section 4.1(b), the option price per each Share purchasable under any Option granted pursuant to this Article 5 shall not be less than 100% of the Closing Price of such Share on the date of the grant of such Option or, if the market was closed on the date in question, then the closing price on the next trading day immediately following the day in question. If the Shares are traded on more than one market or exchange, then the Closing Price shall be determined by reference to the primary market or exchange where the Shares trade.
     5.3 Other Provisions. Options granted pursuant to this Article 5 shall be made in accordance with the terms and provision of Article 9 and any other applicable terms and provisions of the Plan.

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ARTICLE 6
STOCK APPRECIATION RIGHTS
     6.1 Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Option granted under the Plan provided such rights are granted at the time of the grant of such Option. A Stock Appreciation Right is the right to receive cash or Shares, as provided in this Article 6. It may be the right to receive cash or Shares, in lieu of the purchase of Shares under a related Option or it may be a free standing stock appreciation right unrelated to any Option. A Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of a related Option, and a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until, and then only to the extent that, the exercise or termination of the related Option exceeds the number of Shares not covered by the share appreciation right. A Stock Appreciation Right may be exercised by the Holder, in accordance with Section 6.2 of this Article 6, by giving written notice thereof to the Company and surrendering the applicable portion of the related Option. Upon giving such notice and surrender, the Holder shall be entitled to receive an amount determined in the manner prescribed in Section 6.2 of this Article 6. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related share appreciation rights have been exercised
     6.2 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:
          (a) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of the Plan or, with respect to free-standing Stock Appreciation Rights, only at such time or times as provided in the grant agreement for such Stock Appreciation Right as determined by the Committee.
          (b) Upon the exercise of a Stock Appreciation Right, a Holder shall be entitled to receive up to, but no more than, an amount in cash or whole Shares equal to the excess of the then Fair Market Value of one Share over the option price per Share specified in the related Option (or the grant date value of the Stock Appreciation Right in the case of a free-standing Stock Appreciation Right) multiplied by the number of Shares in respect of which the Stock Appreciation Right shall have been exercised. The Holder shall specify in his written notice of exercise, whether payment shall be made in cash or in whole Shares unless otherwise provided in the Stock Appreciation Right grant agreement. Each share appreciation right may be exercised only at the time and so long as a related Option, if any, would be exercisable or as otherwise permitted by applicable law or the terms of the grant agreement (in the case of a free-standing Stock Appreciation Right).
          (c) Upon the exercise of a Stock Appreciation Right, the Option or part thereof to which such share appreciation right is related shall be deemed to

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have been exercised for the purpose of the limitation of the number of Shares to be issued under the Plan, as set forth in Section 3.1.
          (d) With respect to Stock Appreciation Rights granted in connection with an Option that is intended to be an Incentive Stock Option, the following shall apply:
          (i) No Stock Appreciation Right shall be transferable by a Holder otherwise than by will or by the laws of descent and distribution, and Stock Appreciation Rights shall be exercisable, during the Holder’s lifetime, only by the Holder.
          (ii) Stock Appreciation Rights granted in connection with an Option may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the option price at which Shares can be acquired pursuant to the Option.
ARTICLE 7
RESTRICTED STOCK AWARDS
     7.1 Restricted Stock Awards. (a) In General. A grant of Shares made pursuant to this Article 7 is referred to as a Restricted Stock Award. The Committee may grant to any Participant an amount of Shares in such manner, and subject to such terms and conditions relating to vesting, forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Restricted Stock Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The provisions of Restricted Stock Awards need not be the same for each Participant receiving such Awards. Any Restricted Stock Award that is intended to qualify as performance based compensation under Section 162(m) of the Code shall have as its performance criteria, one or more of the criteria set forth in Section 9.10 and shall preclude discretion to increase the amount payable upon the attainment of the performance goals.
     (b) Issuance of Restricted Shares. As soon as practicable after the date of grant of a Restricted Stock Award by the Committee, the Company shall cause to be transferred on the books of the Company, Shares registered in the name of the Company, as nominee for the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company retroactive to the date of grant, if a Restricted Stock Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Restricted Shares covered by Awards under this Article 7 shall be subject to the restrictions, terms and conditions contained in the Plan and the Restricted Stock Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares shall be held in custody by the Company or its designee.

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     (c) Shareholder Rights. Beginning on the date of grant of the Restricted Stock Award and subject to execution of the Restricted Stock Agreement as provided in Sections 7.1(a) and (b), at the discretion of the Committee, the Participant may become a shareholder of the Company with respect to all Shares subject to the Restricted Stock Agreement and may have all of the rights of a shareholder, including, but not limited to, the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that any Shares distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be represented by book entry and held as prescribed in Section 7.1(b).
     (d) Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.
     (e) Delivery of Shares Upon Release of Restrictions. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 10.1, the Company shall deliver to the Participant or, in case of the Participant’s death, to the Participant’s beneficiary, one or more stock certificates for the appropriate number of Shares, free of all such restrictions, except for any restrictions that may be imposed by law.
     7.2 Terms of Restricted Shares.
          (a) Forfeiture of Restricted Shares. Subject to Section 7.2(b), all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Restricted Stock Agreement. The Committee in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock Award.
          (b) Waiver of Forfeiture Period. Notwithstanding anything contained in this Article 7 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Restricted Stock Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

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ARTICLE 8
RESTRICTED STOCK UNITS
     8.1. Award of Restricted Stock Units. Subject to the terms of this Article 8, a Restricted Stock Unit entitles a Participant to receive cash or one Share for each Restricted Stock Unit at the end of a specified restricted period to the extent provided by the Award. The Committee may Award to any Participant an amount of Restricted Stock Units in such manner, and subject to such terms and conditions relating to vesting, forfeitability, restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise), and such other provisions as the Committee shall establish. The terms of an Award of a Restricted Stock Unit under the Plan shall be set forth in a written Restricted Stock Unit Agreement which shall contain the Restricted Period(s), the number of Restricted Stock Units granted, and such other provisions determined by the Committee and not inconsistent with the Plan. The provisions of Restricted Stock Units need not be the same for each Participant receiving such Awards. Any Restricted Stock Unit award that is intended to qualify as performance based compensation under Section 162(m) of the Code shall have as its performance criteria, one or more of the criteria set for the in Section 9.10 and shall preclude discretion to increase the amount payable upon the attainment of the performance goals.
     8.2 Termination of Employment. Except to the extent the Committee specifies otherwise, any Restricted Stock Unit which is not earned and vested by the end of the restricted period specified in the Award shall be forfeited. If a Participant’s date of termination (or, in the case of a non-employee Director, separation from service) occurs prior to the end of such restricted period, the Committee, in its sole discretion, may determine that the Participant will be entitled to settlement of all or any portion of the Restricted Stock Units as to which he or she would otherwise be eligible, and may accelerate the determination of the value and settlement of such Restricted Stock Units or make such other adjustments as the Committee, in its sole discretion, deems desirable.
     8.3 Restricted Stock Units. Except to the extent the Plan or the Committee specifies otherwise, Restricted Stock Units represent an unfunded and unsecured obligation of the Company. During any period in which Restricted Stock Units are outstanding and have not been settled in Shares, the Participant shall not have the rights of a stockholder, but, in the discretion of the Committee, may be granted the right to receive a payment from the Company in lieu of a dividend as set forth in the Restricted Stock Unit Agreement in an amount equal to any cash dividends that might be paid during the restricted period specified in the Award. With respect to any grant contemplated by the foregoing sentence, no such grant shall be made to a Participant unless it complies with the requirements of Section 409A of the Code (unless otherwise agreed to by the Committee and the Participant). Until a Restricted Stock Unit is settled, the number of Shares represented by a Restricted Stock Unit shall be subject to adjustment pursuant to Section 9.9.

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ARTICLE 9
GENERALLY APPLICABLE PROVISIONS
     9.1 Option Period. Subject to Section 4.1(b), the period for which an Option is exercisable shall not exceed ten (10) years from the date such Option is granted. After the Option is granted, the option period may not be reduced.
     9.2 Fair Market Value. If the Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, the Fair Market Value of a Share as of a specified date shall mean the Closing Price for the day on which Fair Market Value is being determined (or if there was no reported sale on such date, on the next succeeding date on which any reported sale occurred) reported on the principal securities exchange on which the Shares are listed or admitted to trading. If the Shares are not listed or admitted to trading on any such exchange but are traded in the over-the-counter market or are traded on any similar system then in use, the Fair Market Value of a Share shall be the Closing Price for the day on which the Fair Market Value is being determined (or if there was no reported sale on such date, on the next succeeding date on which any reported sale occurred) reported on such system. If the Shares are not listed or admitted to trading on any such exchange and are not traded in the over-the-counter market or traded on any similar system then in use, but are quoted on the National Association of Securities Dealers, Inc. Automated Quotations System or any similar system then in use, the Fair Market Value of a Share shall be the closing high bid and low asked quotations on such system for the Shares on the date in question. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee in its sole discretion using appropriate criteria. An Option shall be considered granted on the date the Committee acts to grant the Option or such later date as the Committee shall specify.
     9.3 Exercise of Options. Options granted under the Plan shall be exercised by the Optionee thereof (or by his or her executors, administrators, guardian or legal representative, or by a Permitted Assignee, as provided in Sections 9.6 and 9.7 hereof) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made within five (5) business days following the date of exercise and shall be made (i) in cash or by certified check or bank check, (ii) with the consent of Committee, by tendering previously acquired Shares (valued at Fair Market Value, as determined by the Committee as of the date of tender), or (iii) with the consent of the Committee, any combination of (i) and (ii). In connection with a tender of previously acquired Shares pursuant to clause (ii) above, the Committee, in its sole discretion, may permit the Optionee to constructively exchange Shares already owned by the Optionee in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. The Company shall effect the

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transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising an Option shall have any of the rights of a holder of Shares subject to an Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance. To the extent permitted in a Stock Option Agreement in effect prior to the adoption of the Plan or pursuant to a stock appreciation right an Optionee may receive a net cash payment (in cancellation of the Option or Stock Appreciation Right), subject to the terms and conditions set forth in such Stock Option Agreement or stock appreciation right.
     9.4 Transferability. No Option that is intended to qualify as an Incentive Stock Option shall be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution, and such Option may be exercised during the life of the Optionee only by the Optionee or his guardian or legal representative. Nonqualified Stock Options and any Stock Appreciation Rights granted in tandem therewith are transferable (together and not separately) by the Optionee or Holder, as the case may be, to any Permitted Assignee; provided, however, that such Permitted Assignee shall be bound by all of the terms and conditions of the Plan and shall execute an agreement satisfactory to the Company evidencing such obligation; provided further, however that any transfer by an Optionee or Holder who is not then a Director of the Company to any Permitted Assignee shall be subject to the prior consent of the Committee; and provided further, however, that such Optionee or Holder shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with an Optionee’s Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted pursuant to this Section 9.4.
     9.5 Termination of Employment. In the event of the termination of employment of an Optionee or the separation from service of a Director (who is an Optionee) for any reason (other than death or Disability as provided below), any Option(s) held by such Optionee (or its Permitted Assignee) under the Plan and not previously exercised or expired shall be deemed canceled and terminated on the day of such termination or separation, unless the Committee decides, in its sole discretion, to extend the term of the Option for a period not to exceed three months after the date of such termination or separation, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term set forth in Section 4.1(b)(ii) or 9.1 above. Notwithstanding the foregoing, in the event of the separation from service of a non-employee Director (who is an Optionee) by reason of death, disability or under conditions satisfactory to both the Director and the Company, any nonqualified stock options held by such Director (or its Permitted Assignee) under the Plan and not previously exercised or expired shall be exercisable for a period not to exceed five (5) years after the date of such separation, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term set forth in Sections 4.1(b)(ii) or 9.1 above.
     9.6 Death. In the event an Optionee (other than a non-employee Director) dies while employed by the Company or any of its subsidiaries or affiliates any Option(s) held by such Optionee (or its Permitted Assignee) and not previously expired or exercised shall, to the extent exercisable on the date of death, be exercisable by the estate of such Optionee or by any person who acquired such Option by bequest or inheritance, or by the Permitted

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Assignee at any time within one year after the death of the Optionee, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within six months after the Optionee’s death, the term of such Option shall be extended until six months after the Optionee’s death, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term set forth in Section 4.1(b)(ii) or 9.1 above.
     9.7 Disability. In the event of the termination of employment of an Optionee (other than a non-employee Director) due to Disability, the Optionee, or his guardian or legal representative, or a Permitted Assignee shall have the unqualified right to exercise any Option(s) which have not been previously exercised or expired and which the Optionee was eligible to exercise as of the first date of Disability (as determined by the Committee), at any time within one (1) year after such termination, unless earlier terminated pursuant to its terms; provided, however, that if the term of such Option would expire by its terms within six months after such termination, the term of such Option may be extended until six months after such termination at the discretion of the Committee; provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term set forth in Section 4.1(b)(ii) or 9.1 above.
     9.8 Amendment and Modification of the Plan. The Committee may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law or any rule of any stock exchange or quotation system on which Shares are listed or quoted; provided that such Committee may not amend the Plan, without the approval of the Company’s shareholders, to increase the number of Shares that may be the subject of awards under the Plan (except for adjustments pursuant to Section 9.9 hereof). In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of an Optionee or a Participant (or a Permitted Assignee thereof) under any Award previously granted without such Optionee’s or Participant’s consent.
     9.9 Adjustments. In the event that the Committee shall determine that any dividend, or other similar distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event affects the Shares with respect to which Awards have been or may be issued under the Plan, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as the Committee deems equitable, adjust any or all of (i) the number and type of Shares that thereafter may be made the subject of Awards, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Award; provided, in each case, that with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision (unless otherwise agreed by the Committee and the holder of such Option); and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole

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number. In the event of any reorganization, merger, consolidation, split-up, spin-off, or other business combination involving the Company, the Committee or the Board may cause any Award outstanding as of the effective date of any such transaction to be canceled in consideration of a cash payment or alternate Award made to the holder of such canceled Award equal in value to the fair market value of such canceled Award. The determination of fair market value shall be made by the Committee or the Board, as the case may be, in their sole discretion. With respect to each adjustment contemplated by this Section 9.9, no such adjustment shall be authorized to the extent that such adjustment would cause an Award to violate the provisions of Section 409A of the Code (unless otherwise agreed by the Committee and the holder of such Award).
     9.10. Performance Based Compensation. Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the performance criteria set forth in this Section 9.10, the performance criteria upon which the payment under, or vesting of, an Award intended to qualify as performance based compensation under Section 162(m) of the Code, is based shall be limited to the following: (a) net earnings or net income (before or after taxes); (b) funds from operations; (c) earnings per share; (d) net sales growth; (e) net operating profit; (f) return measures (including return on assets, capital, invested capital, equity or sales); (g) cash flow (including operating cash flow, free cash flow, and cash flow return on capital); (h) earnings before or after taxes, interest depreciation and/or amortization; (i) gross or operating margins; (j) productivity ratios; and (k) Share price (including growth measures and total shareholder return). Any of the foregoing may be used to measure the performance of the Company, subsidiary and/or affiliate as a whole or any business unit thereof.
ARTICLE 10
MISCELLANEOUS
     10.1 Tax Withholding. All payments or distributions made pursuant to the Plan to an Optionee or Participant (or a Permitted Assignee thereof) shall be net of any applicable federal, state and local withholding taxes arising as a result of the grant of any Award, exercise of an Option or stock appreciation rights or any other event occurring pursuant to the Plan. The Company shall have the right to withhold from such Optionee or Participant (or a Permitted Assignee thereof) such withholding taxes as may be required by law, or to otherwise require the Optionee or Participant (or a Permitted Assignee thereof) to pay such withholding taxes. If the Optionee or Participant (or a Permitted Assignee thereof) shall fail to make such tax payments as are required, the Company or its subsidiaries or affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee or Participant or to take such other action as may be necessary to satisfy such withholding obligations. In satisfaction of the requirement to pay withholding taxes, the Optionee or Participant (or Permitted Assignee) may make a Tax Election, which may be accepted or rejected in the discretion of the Committee.
     10.2 Right of Discharge Reserved. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any employee, Director or other individual the right to continue in the employment or service of the Company or any subsidiary or affiliate of the Company

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or affect any right that the Company or any subsidiary or affiliate of the Company may have to terminate the employment or service of (or to demote or to exclude from future Options under the Plan) any such employee, Director or other individual at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any subsidiary or affiliate of the Company to the employee or Director.
     10.3 Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed for the Company or any subsidiary or affiliate of the Company. Any income or gain realized pursuant to Awards under the Plan and any share appreciation rights constitutes a special incentive payment to the Optionee, Participant or Holder and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any subsidiary or affiliate of the Company except as may be determined by the Committee or by the Directors or directors of the applicable subsidiary or affiliate of the Company.
     10.4 Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.
     10.5 Gender and Number. In order to shorten and to improve the understandability of the Plan document by eliminating the repeated usage of such phrases as “his or her” and any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural except when otherwise indicated by the context.
     10.6 Governing Law. The Plan and all determinations made and actions taken thereunder, shall be governed by the laws of the State of Delaware, without regard to the principles of conflicts of law which might otherwise apply.
     10.7 Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of a majority of the shares entitled to vote thereon, provided such approval is obtained within 12 months after the date of adoption of the Plan by the Board. Awards may be granted under the Plan at any time and from time to time on or prior to April 27, 2017, on which date the Plan will expire except as to Awards and related share appreciation rights then outstanding under the Plan. Such outstanding Awards and stock appreciation rights shall remain in effect until they have been exercised or terminated, or have expired.

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     10.8 Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

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ANNUAL MEETING OF STOCKHOLDERS OF HearUSA, Inc. June 11, 2007 Please date, sign and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND "FOR" APPROVAL OF THE HEARUSA 2007 INCENTIVE COMPENSATION PLAN. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE : 1. The election of the following nominees as directors of the Company. 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any and all adjournments thereof. FOR ALL NOMINEES O Paul A. Brown, M.D. O Stephen J. Hansbrough PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED WITHHOLD AUTHORITY O Thomas W. Archibald REPLY ENVELOPE. FOR ALL NOMINEES O David J. McLachlan O Joseph L. Gitterman III FOR ALL EXCEPT O Michel Labadie O Bruce Bagni (See instructions below) INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 2. Approval of the HearUSA 2007 Incentive Compensation Plan. ? For ? Against ? Abstain To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Date: Signature of Stockholder Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

HEARUSA, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING TO BE HELD ON June 11, 2007 The undersigned stockholder(s) of HearUSA, Inc. (“Company”) hereby appoint(s) Paul A. Brown, M.D. and Stephen J. Hansbrough, and each of them, with full power of substitution in each, proxies to vote all shares which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held in West Palm Beach, Florida on Monday, June 11, 2007 at 2:30 P.M. Eastern Time, and any and all adjournments thereof, on the following matters. THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE STOCKHOLDER’S DIRECTIONS HEREIN, BUT WHERE NO DIRECTIONS ARE INDICATED, SAID SHARES WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE, FOR THE HEARUSA 2007 INCENTIVE COMPENSATION PLAN AND IN THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, ALL IN ACCORDANCE WITH THE COMPANY’S PROXY STATEMENT, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED. (Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF HearUSA, Inc. June 11, 2007 MAIL -Date, sign and mail your proxy card in the envelope provided as soon as possible. — OR — TELEPHONE -Call toll-free 1-800-PROXIES (1-800- 776-9437) from any touch-tone telephone and follow COMPANY NUMBER the instructions. Have your proxy card available when you call. — OR — ACCOUNT NUMBER INTERNET -Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND "FOR" APPROVAL OF THE HEARUSA 2007 INCENTIVE COMPENSATION PLAN. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE : 1. The election of the following nominees as directors of the Company. 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any and all adjournments thereof. FOR ALL NOMINEES O Paul A. Brown, M.D. O Stephen J. Hansbrough PLEASE DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED WITHHOLD AUTHORITY O Thomas W. Archibald REPLY ENVELOPE. FOR ALL NOMINEES O David J. McLachlan O Joseph L. Gitterman III FOR ALL EXCEPT O Michel Labadie (See instructions below) O Bruce Bagni INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 2. Approval of the HearUSA 2007 Incentive Compensation Plan. ? For ? Against ? Abstain To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.